Exhibit 10(g)

AMENDED AND RESTATED
1989 STOCK INCENTIVE PLAN OF
BERGEN BRUNSWIG CORPORATION AND
SUBSIDIARY COMPANIES


Section 1.        PURPOSE AND EFFECTIVE DATE OF PLAN

1.1 PURPOSE. The purpose of the Amended 1989 Stock Incentive Plan (the "Amended Plan" or "Plan") is to promote the success of Bergen Brunswig Corporation (the "Company") by providing a method whereby eligible directors, officers and key employees of the Company and its Subsidiary Companies, and other recipients, may be awarded additional remuneration for services rendered and encourage such persons to invest in the common stock of the Company, thereby increasing their proprietary interest in the Company's business while encouraging them to remain in the employ of the Company, or its Subsidiary Companies, and increasing their personal interest in the continued success and progress of the Company and its Subsidiary Companies.

1.2 EFFECTIVE DATE. This Plan originally became effective on October 20, 1989. The amendments to this Plan shall become effective as of October 20, 1994, the date of adoption of such amendments by the Board of Directors of the Company subject to the ratification by the shareowners of the Company.


Section 2.        DEFINITIONS

2.1 DEFINITIONS. The following terms shall have the meaning described below when used in this Plan:

         (a) "Amended Plan" shall mean the Amended and Restated 1989 Stock Incentive Plan of Bergen Brunswig Corporation and Subsidiary Companies.

         (b) "Award" means any Option or Stock Appreciation Right, or combination thereof, granted under Section 6 of this Plan.

         (c) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

         (e) "Committee" shall mean the Compensation/Stock Option Committee, or any successor committee, appointed from time to time by the Board of Directors to administer the Plan pursuant to Section 3.


                                 EXH 10(g) - Page 1

         (f) "Common Stock" shall mean the Company's Class A Common Stock, par value $1.50.

         (g) "Company" shall mean Bergen Brunswig Corporation, a New Jersey corporation or any successor to it in ownership of all or substantially all of its assets.

         (h) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (1) it can be expected to result in death or has lasted, or can be expected to last, for a continuous period of not less than twelve months, and (2) the Committee, based on medical evidence, has expressly determined that such impairment exists.

         (i) "Director Stock Option" means an option granted to an Eligible Director under Section 7 of this Plan. Each Director Stock Option shall be a Nonstatutory Stock Option whose grant is not intended to fall under the provisions of Section 422 of the Code, but shall not mean, in any instance, an Option.

         (j)      "Earlier Plan"  shall mean  the  Company's  1983 Stock  Option
                  Plan.

         (k) "Eligible Director" means any director of the Company, or any of its Subsidiary Companies, who is not an employee of either the Company or any of its Subsidiaries.

         (l) "Fair Market Value" shall mean in the event the Common Stock is traded on a recognized securities exchange or quoted by the National Association of Securities Dealers Automated Quotations on National Market Issues (or successor quotation system), an amount equal to the average of the high and low prices of such stock on such exchange or such quotation system on the date set for valuation or, if no sales of such stock were made on said exchange or so quoted on that date, the average of the high and low prices of such stock on the next preceding day on which sales were made on said exchange or quotation system; or, if the Common Stock is not so traded or quoted, that value determined, in its sole discretion, by the Board with respect to Director Stock Options or the Committee, in its sole discretion, with respect to Options and Stock Appreciation Rights.

         (m) "Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of
                  Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee at the time of grant.

         (n) "Nonstatutory Stock Option" shall mean a stock option granted under Section 6 or Section 7 and which is not intended to be an Incentive Stock Option and which, in the case of options granted pursuant to paragraph 7.1 is designated as a Nonstatutory Stock Option by the Committee. Any stock option granted under Section 6 which is not designated shall be a Nonstatutory Stock Option.


                                 EXH 10(g) - Page 2

         (o) "Option" shall mean an Incentive Stock Option or a Nonstatutory Stock Option granted under Section 6 including, for purposes of interpreting paragraph 6.5 hereof, any stock option granted under the Earlier Plan, but, shall not mean, in any instance, a Director Stock Option.

         (p) "Recipients" means any individual described in paragraph 5.1, as designated by the Committee to receive Awards under the Plan.

         (q) "Retirement" shall mean the voluntary termination of employment by an employee after qualifying for early or normal retirement under any tax-qualified pension, profit-sharing or stock bonus plan of the Company or any Subsidiary. If an employee is not covered by any such plan, or such plan does not exist, "Retirement" shall mean voluntary termination of employment after the employee has attained age 65 and after the employee has attained the tenth anniversary of his or her last preceding date of hire.

         (r) "Stock Appreciation Right" shall mean a right granted under paragraph 6.5 hereof.

         (s) "Subsidiary" or "Subsidiary Companies" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (t) "Ten Percent Shareowner" shall mean any person if he, directly or indirectly, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, or any Subsidiary.

2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


Section 3.        ADMINISTRATION

3.1 ADMINISTRATION OF PLAN. (a) The Board of Directors of the Company shall appoint, from time to time, not less than three Directors to the Committee which shall administer the Plan. Each member of the Committee shall both be a "disinterested person" as defined in Rule 16b-3(c)(1)(i) (or any successor provision) promulgated under the Exchange Act, and an "outside director" as defined for purposes of Section 162(m) (or any successor provision) of the Code and the regulations promulgated thereunder. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors, to grant to eligible persons, as described in paragraph 5.1,


                                 EXH 10(g) - Page 3

Options and Stock Appreciation Rights under Section 6 of the Plan, to interpret the provisions of the Plan and any terms of any Award under the Plan, and to supervise the administration of the Plan.

(b) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, shareowners, Recipients, Eligible Directors and beneficiaries of Recipients and Eligible Directors.


Section 4.        SHARES SUBJECT TO THE PLAN

4.1      NUMBER OF SHARES AND ADJUSTMENTS.

         (a) Subject to the adjustment pursuant to subparagraph 4.1(c), the maximum aggregate number of shares of Common Stock with respect to which Options, Stock Appreciation Rights and Director Stock Options may be granted in any fiscal year under the Plan shall equal the number of shares remaining available for grant from prior years plus, if applicable, the increased number of shares determined as set forth below. If at any time during the fiscal year, the number of shares available for grant to individuals other than Eligible Directors falls below 1% of the issued shares of Common Stock as of the last day of the immediately preceding fiscal year (including in such number of issued shares any shares reacquired by the Company), then the maximum number of shares with respect to which Options, Stock Appreciation Rights and Director Stock Options may be granted in the current fiscal year shall be increased by an amount equal to 1% of the issued shares of Common Stock of the Company as of the last day of the immediately preceding fiscal year. Any increase in the number of shares which may be granted, as described in the preceding sentence, may only occur once during any fiscal year. Notwithstanding the foregoing, no more than 370,000 shares of Common Stock shall be available for the grant of Incentive Stock Options during each fiscal year. The aggregate number of shares of Common Stock with respect to which Options, Stock Appreciation Rights and Director Stock Options may be granted to any one individual in any fiscal year may not exceed 150,000, subject to adjustment pursuant to subparagraph 4.1(c). If an Option granted under the Plan shall expire or terminate for any reason other than the exercise of a Stock Appreciation Right, the shares subject to such Option grant shall be available for other Option grants, and not be included within the 1% calculation described above.

         (b) Subject to adjustment pursuant to subparagraph 4.1(c), of the total shares of Common Stock referred to in subparagraph 4.1(a), the number of shares of Common Stock with respect to which Director Stock Options may be granted to Eligible Directors shall not exceed one hundred eighty-seven thousand five hundred (187,500) shares of Common Stock.



                                 EXH 10(g) - Page 4

         (c) In the event that subsequent to the date of adoption of the Plan by the Board the shares of Common Stock should as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Company, or of another corporation, then (a) there shall automatically be substituted for each share of Common Stock subject to an unexercised Option and Director Stock Option (in whole or in part) granted under the Plan and each share of Common Stock available for additional grants of Options and Director Stock Options under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged, (b) the option price shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option and Director Stock Option shall remain the same as immediately prior to such event and (c) the Board shall make such other adjustments to the securities subject to Options and Director Stock Options and the provisions of the Plan as may be appropriate and equitable. Any adjustment may provide for the elimination of fractional shares.


Section 5.        ELIGIBILITY

5.1 ELIGIBILITY AND PARTICIPATION. Participants in the Plan who will be eligible to receive Awards shall be selected by the Committee from among those key employees of the Company, and its Subsidiaries, and such other persons who are or have been actively engaged in the conduct of the business of the Company, or any of its Subsidiaries (hereinafter, for convenience such persons are referred to as "Consultants"), who are recommended for participation by the management of the Company and who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth, development, and long-term financial success. Persons serving on the Committee and Eligible Directors shall not be eligible to be a Recipient and, therefore, not eligible to receive an Award.

5.2 ELIGIBLE DIRECTORS. Eligible Directors are entitled to participate in the Plan solely with respect to the grant of Director Stock Options and may not receive any other benefit under the Plan. The selection of Eligible Directors is not subject to the discretion of the Committee and persons serving on the Committee, who are Eligible Directors, may only receive grants of Director Stock Options.


Section 6.        OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 GRANT OF OPTIONS OTHER THAN DIRECTOR STOCK OPTIONS. Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from


                                 EXH 10(g) - Page 5
eligible Recipients those to be granted Options and determine the time when each Option shall be granted and the number of shares subject to each Option and shall select the Recipients to receive Stock Appreciations Rights and the Options to which such rights shall relate. Options may be either Incentive Stock Options or Nonstatutory Stock Options and more than one Option may be granted to the same person, however, only employees of the Company, or its Subsidiaries, may be granted Incentive Stock Options. The aggregate Fair Market Value (determined as of the date an option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under this Plan, and all other plans maintained by the Company, its parent (within the meaning of Code Section 424(e)), if any, or its Subsidiaries, shall not exceed $100,000. Except as otherwise provided pursuant to Code Section 422, if an Incentive Stock Option which becomes exercisable during a calendar year is cancelled or ceases to be exercisable during the same calendar year, the unexercised portion of that Incentive Stock Option shall not be taken into account in applying the $100,000 limit. If the $100,000 is exceeded, only the portion of the Incentive Stock Option which exceeds that limit shall constitute a Nonstatutory Option but this shall not cause the terms and conditions of the option grant which created the Option to cease to apply or to be modified. If more than one Incentive Stock Option causes the $100,000 limit to be violated, the previous sentence shall be applied to Incentive Stock Options in reverse order of grant and pro-rata for Incentive Stock Options simultaneously granted.

6.2 EVIDENCE OF GRANTS AND REPLACEMENT OPTIONS. Each Option under the Plan shall be evidenced by an option grant which shall be signed by an officer of the Company and shall contain such provisions as may be approved by the Committee. Any such option grant may be supplemented and amended from time to time, as approved by the Committee, provided that the terms of such option grant, after being amended or supplemented, conform to the terms of the Plan. Before the issuance of a replacement option, the Committee may require surrender of a fully or partially unexercised Option (the "surrendered option") granted under this or any other stock option plan of the Company as a condition precedent to the grant of a new Option (the "replacement option") for the same, a greater, or a fewer number of shares as are surrendered under the surrendered option. The replacement option shall be exercisable in accordance with the terms and conditions specified by the Committee in granting thereof, in accordance with the provisions of the Plan, and without regard to the period of exercise and other terms and conditions of the surrendered option.

6.3 OPTION PRICE. The price at which shares may be purchased upon exercise of a particular Option shall not be less than the par value of the Common Stock and
(a) in the case of any Incentive Stock Option, shall not be less than (1) 100% of the Fair Market Value of such shares on the date such Option is granted, or
(2) 110% of Fair Market Value of the shares on the date of grant in the case of an optionee who is a Ten Percent Shareowner, and (b) in the case of a Nonstatutory Stock Option (other than a Director Stock Option), the price determined by the Committee, in its sole discretion, however, such price may not be less that 50% of the Fair Market Value of the Common Stock at the time such Option is granted.



                                 EXH 10(g) - Page 6

6.4 EXERCISE OF OPTIONS. (a) Subject to the provisions of the Plan with respect to death, retirement and termination of employment, the period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted; but, such period in no event shall expire later than ten years from the date the Option is granted or, in the case of an Incentive Stock Option to a Ten Percent Shareowner, later than five years from the date the Option is granted.

(b) Except as permitted by paragraph 6.7, each Incentive Stock Option may be exercised only after one year of continued employment by the Company, or any of its Subsidiaries, and only during the continuance of the optionee's employment with the Company, or any of its Subsidiaries. Subject to the foregoing limitations and the terms and conditions of the option grant and unless cancelled prior to exercise, each Option shall be exercisable in whole or in part in installments at such time or times as the Committee may prescribe and specify in the applicable option grant.

(c) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payments shall be made in (1) cash or a cash equivalent acceptable to the Committee and whether or not such cash equivalent was a common practice at the time of approval of the Plan by shareowners, or (2) unless prohibited by the Committee, through the delivery of shares of Common Stock of the Company with a value equal to the total option price, or (3) such other consideration, including but not limited to, a secured or unsecured promissory note acceptable to the Committee, or (4) a combination of cash, shares and such other consideration as may be specified by the Committee. Any shares so delivered shall be valued at their Fair Market Value on the exercise date. No optionee or legatee or distributee of any optionee shall be deemed to be a holder of any shares subject to any Option prior to the issuance of such shares upon exercise of such Option or any related Stock Appreciation Right.

6.5 STOCK APPRECIATION RIGHTS. (a) Stock Appreciation Rights may be granted to such optionees holding Options granted under the Plan, or the Earlier Plan, as the Committee may select and upon such terms and conditions as the Committee may prescribe. Each Stock Appreciation Right shall relate to a specific Option granted and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, expiration or termination of such Option. A Stock Appreciation Right shall entitle the optionee, subject to the provisions of the Plan and the related option grant, to receive from the Company an amount not more than the excess of the Fair Market Value on the exercise date of the number of shares for which the Stock Appreciation Right is exercised over the option price for such shares under the related Option.

(b) A Stock Appreciation Right shall be exercisable on such dates or during such periods as may be determined by the Committee from time to time, provided that, the Committee may, for administrative convenience, determine that, for any Stock Appreciation Right relating to an Option which right can only be exercised during a limited period of time in order to satisfy rules imposed by the Securities and Exchange Commission, the exercise of any such right for cash during such limited period shall be deemed to occur for all purposes hereunder on the date during such limited period on which the Fair Market Value


                                 EXH 10(g) - Page 7
of the Common Stock is the highest, and provided, further, that no Stock Appreciation Rights shall be exercisable at a time when the related Option could not be exercised nor may it be exercised with respect to a number of shares in excess of the number for which such Option could then be exercised. Subject to paragraph 9.5, any such determination by the Committee may be changed by the Committee, from time to time, and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted.

(c) A Stock Appreciation Right may be exercised only upon surrender of the related Option by the optionee, which shall be terminated to the extent of the number of shares for which the Stock Appreciation Right is exercised. Shares covered by such a terminated Option, or portion thereof, granted under the Plan shall not be available for other Options under the Plan.

(d) The amount payable by the Company upon exercise of a Stock Appreciation Right may be paid in cash, in shares of Common Stock (valued at Fair Market Value on the exercise date) or in any combination thereof as the Committee shall determine from time to time. No fractional shares shall be issued and the optionee shall receive cash in lieu thereof.

(e) The Committee may impose any other conditions upon the exercise of a Stock Appreciation Right, which conditions may include a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise Stock Appreciation Rights granted prior to the adoption or amendment of such rules and regulations as well as Stock Appreciation Rights granted thereafter.

(f) Subject to paragraph 9.5, the Committee may at any time amend or suspend any Stock Appreciation Right theretofore granted under the Plan, provided that the terms of any Stock Appreciation Right after any amendment shall conform to the provisions of the Plan. A Stock Appreciation Right shall terminate upon the termination or expiration of the related Option.

6.6 Transferability of Options and Stock Appreciation Rights. Except as set forth in the following sentences, an Award granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the person to whom granted, may be exercised only by such person or his guardian or legal representative. The Committee shall have discretionary authority to grant Awards which would be transferable to members of an employee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of paragraph 6.7, a transferred Award may be exercised by the transferee to the extent that the employee would have been entitled had the Award not been transferred.

6.7 DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT. To the extent provided in this paragraph 6.7 and consistent with the rules for determining employee status described in paragraph 6.8 below, each Award granted to an employee may be exercised by such


                                 EXH 10(g) - Page 8

Recipient after he ceases to be an employee. No Award, however, may be exercised after the Recipient ceases to be an employee, except to the extent that the Award was exercisable at the time of such cessation nor may the Award be exercisable after its term expires or it is otherwise cancelled. If a Recipient who has ceased to be an employee resumes any such position before the time for exercising his Award under this Section has expired, the Award shall thereafter be exercisable to the same extent as if the Recipient had never ceased to be an employee. If the Award, however, has ceased to be exercisable, it shall not again become exercisable even if the Recipient again becomes an employee.

         (a) Except as provided in the Award, if an employee resigns, is discharged or is otherwise terminated and his resignation, discharge or termination in not on account of misconduct, and, if such Recipient is not rendering services for any organization engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interest of the Company, or any of its Subsidiaries, his Award, to the extent exercisable under this Section, may be exercised within three months after the date of such Recipient's resignation, discharge or other termination. If such resignation, discharge or termination is on account of misconduct, or, such Recipient is rendering services for any organization as described above, his Award shall terminate and shall no longer be exercisable upon notice of such resignation, discharge or termination. A Recipient shall be considered to have been terminated for misconduct if he resigns, is discharged or is otherwise terminated on account of (1) a conviction of a felony, (2) misappropriation of the assets or property of the Company, or any Subsidiary,
                  (3) a violation of any of the Company's (or its Subsidiaries') policies or procedures, or (4) a refusal to carry out the reasonable directions of the Board.

         (b) Except as otherwise provided in an Award, if a Recipient dies while he could have exercised his Award (whether pursuant to this paragraph or otherwise), the Award, to the extent exercisable under this Section, may be exercised within 365 days after the Recipient's death by the executors or administrators of his estate or by any person who has acquired the Award directly from the Recipient by bequest or inheritance.

         (c) Except as otherwise provided in an Award, if a Recipient ceases active service as an employee on account of a
                  Disability, the Recipient may exercise the Award, to the extent exercisable under this Section, within 365 days after his last day of work.

         (d) Except as otherwise provided in an Award granted subsequent to January 26, 1995, if a Recipient terminates active service because of Retirement (and not on account of misconduct, as determined under subparagraph (a)), the exercise period of the Award shall automatically be extended to its expiration date. In addition, the Committee may, in its discretion, extend to the expiration date the exercise period of Awards granted prior to January 26,


                                 EXH 10(g) - Page 9

                  1995, for Recipients who terminate active service because of Retirement (and not on account of misconduct, as determined under subparagraph (a)).

6.8 TERMINATION OF EMPLOYMENT. A Recipient shall cease to be an employee upon his death, cessation of active services by reason of a Disability, resignation, Retirement, discharge or layoff. Solely for purposes of this Plan, the employment relationship shall be treated as continuing intact while an employee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee) and it shall not terminate because of the transfer of an employee among the Company and its Subsidiaries. In the case of an Incentive Stock Option, however, employment shall not be deemed to continue beyond the ninetieth day after the optionee ceases active employment for the Company, or a Subsidiary, unless the optionee's reemployment rights are guaranteed by statute or by contract. A Recipient shall also cease to be an employee on the date he ceases to be employed by the Company, or a Subsidiary, in connection with the sale of a business or facility. If the Recipient works for a Subsidiary which ceases to be a Subsidiary because of the sale of stock or assets, the Recipient shall also cease to be an employee. The two preceding sentences shall apply even if the Recipient continues to be employed by the former Subsidiary, or the buyer of assets, or any other successor.


Section 7.        DIRECTOR STOCK OPTIONS

7.1 GRANT OF DIRECTOR STOCK OPTIONS. Subject to the provisions of Sections 4 and 8, Director Stock Options shall be granted to Eligible Directors as provided in this paragraph 7.1 and the Committee shall have no discretion with respect to any matters set forth in this Section 7.

         (a) Vesting. Each Director Stock Option shall be 100% vested on the date of grant and exercisable in three annual installments on the first and on each succeeding anniversary of the date of granting thereof. Each installment shall allow an Eligible Director to acquire one-third ( ) of the total number of shares subject to such Director Stock Option. The right to purchase any shares under a Director Stock Option shall be cumulative, so that when the right to purchase any shares has accrued, such shares may be purchased at any time, or from time to time, thereafter until expiration of the Director
                  Stock Option, and such expiration shall be on the tenth anniversary of the date of grant of such Director Stock Option.

         (b) Number of Shares. Director Stock Options shall be granted as follows:

                  (i) Each person who is an Eligible Director immediately after adjournment of the Company's annual meeting of shareowners (the "Annual Meeting") in 1989, shall automatically be granted on the date of the 1989
                           Annual Meeting a Director Stock Option for 3,000 shares of Common Stock (an "Initial Director Stock Option Grant");



                                 EXH 10(g) - Page 10

                  (ii) Each other person who is elected or appointed to serve as a director of the Company, or a Subsidiary, after the 1989 Annual Meeting and who is an Eligible Director shall, upon his initial appointment or election as an Eligible Director, if such person has not already received an Initial Director Stock Option Grant, automatically be granted a Director Stock Option for 3,000 shares of Common Stock (which shall also be referred to as an "Initial Director Stock Option Grant");

                  (iii) Commencing immediately after the adjournment of the Annual Meeting in 199(5), and immediately after the adjournment of the Annual Meeting each year thereafter, each person who was an Eligible Director immediately following such Annual Meeting, shall automatically be granted a Director Stock Option for 2,000 shares of Common Stock if, but only if, the return on common equity of the Company as set forth in the Company's annual report to shareowners for the immediately preceding fiscal year is equal to or greater than ten percent (10%); and

                  (iv) If a Director Stock Option granted under the Plan shall expire or terminate for any reason, the shares subject to such Director Stock Option grant shall be available for other Director Stock Option grants to the same Eligible Directors or other Eligible Directors.

         (c) Price. The price at which shares may be purchased upon the exercise of a Director Stock Option shall be 100% of the Fair Market Value of such shares on the date such Director Stock Option is granted.

         (d) Payment. The price upon exercise of any Director Stock Option shall be payable in full either (1) in cash, or (2) by tendering shares of previously acquired Common Stock having a Fair Market Value at the time of exercise equal to the total price to be paid for the Director Stock Option, or (3) any combination of (1) and (2). No shares shall be delivered pursuant to an exercise of a Director Stock Option until payment in full of the option price therefor is received by the Company and no Eligible Director, guardian, representative, legatee or distributee of any Eligible Director shall be deemed to be a holder of any shares subject to a Director Stock Option prior to the issuance of such shares upon exercise of such Director Stock Option.

         (e) Transferability. A Director Stock Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Eligible Director to whom granted, may be exercised only by such person or his guardian or legal representative provided, however, that a Director Stock Option shall be transferable to members of an Eligible Director's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. If an


                                 EXH 10(g) - Page 11

                  Eligible Director dies, all Director Stock Options shall be immediately exercisable and may be exercised, subject to the last sentence in subparagraph 7.1(a), by the executor or administrator of his estate or by any person who has acquired the Director Stock Option directly from the Eligible Director by bequest or inheritance.

Section 8.        DURATION OF THE PLAN

The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to paragraph 10.1 hereof, until all Common Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Director Stock Option, Option or Stock Appreciation Right may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's original effective date of October 20, 1989.


Section 9.        GENERAL PROVISIONS

9.1 DESIGNATION OF BENEFICIARY. Each Recipient and Eligible Director who shall be granted an Option or Director Stock Option, as the case may be, under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Recipient or Eligible Director, as the case may be.

9.2 NO RIGHT OF CONTINUED EMPLOYMENT. Neither the establishment of the Plan, the granting of Options or Stock Appreciation Rights, nor the payment of any benefits hereunder nor any action of the Company or of the Board of Directors or of the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company, or its Subsidiaries, each of which expressly reserves the right to discharge any Recipient whenever the interest of any such company in its sole discretion may so require without liability to such company, the Board of Directors or the Committee, except as to any rights which may be expressly conferred upon such Recipient under the Plan.

9.3 NO SEGREGATION OF CASH OR SHARES. The Company shall not be required to segregate any cash or any shares of Common Stock which may at any time be represented by Options or Director Stock Options and the Plan shall constitute an "unfunded" plan of the Company. No Recipient or Eligible Director shall have voting or other rights with respect to shares of Common Stock prior to the delivery of such shares. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company to any Recipient or Eligible Director pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Recipient or Eligible Director, former Recipient or Eligible Director or beneficiary under the Plan shall be limited to those of a general creditor of the Company.


                                 EXH 10(g) - Page 12

In its sole discretion, the Board of Directors may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

9.4 DELIVERY OF SHARES. No share shall be delivered pursuant to any exercise of an Option or Stock Appreciation Right or Director Stock Option until the requirements of such laws and regulations as may be deemed by the Committee (or the Board with respect to Director Stock Options) to be applicable thereto are satisfied. At the discretion of the Committee, any Award or Director Stock Option may provide that the holder, by accepting such Award or Director Stock Option, represents and agrees, for such holder's permitted transferees, that none of the shares acquired through such grants will be acquired with a view of any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any applicable "blue sky" laws, and the holder of such Award shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation by such person of the Securities Act of 1933, as amended, or state blue sky law.

9.5 CANCELLATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Subject to the provisions of paragraph 10.1, the Committee may, in its sole discretion and with or without cause, cancel any Option or Stock Appreciation Right, in whole or in part, to the extent it has not theretofore been exercised, however, no modification of an Award shall, without the consent of the Recipient, materially alter or impair any rights of such Recipient under the Award.

9.6 NEW JERSEY LAW TO GOVERN AND REQUIREMENTS OF LAW. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New Jersey. The granting of Options, Stock Appreciation Rights and Director Stock Options and the issuance of shares of Common Stock upon the exercise of an Option, Director Stock Option or Stock Appreciation Right shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental or national securities exchanges as may be required. No Option or Stock Appreciation Right shall be granted to a person if the grant to such person shall make this Plan ineligible for registration under Form S-8.

9.7 PAYMENTS AND TAX WITHHOLDING. The delivery of any shares of Common Stock or the payment of any amount in respect to a Stock Appreciation Right shall be for the account of the Company and any such delivery or payment shall not be made until the Recipient or Eligible Director shall have made arrangements satisfactory to the Company for the payment of any applicable withholding taxes; however, a Recipient or Eligible Director, as the case may be, may satisfy this obligation in whole or in part by electing to have the Company withhold from the distribution, shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined.


                                 EXH 10(g) - Page 13

Section 10.       AMENDMENT AND TERMINATION

10.1 AMENDMENTS, SUSPENSION OR DISCONTINUANCE. The Board of Directors may amend, suspend or discontinue the Plan, provided, however, that except as permitted by subparagraph 4.1(c), the Board of Directors may not, without the prior approval of the shareowners of the Company, make any amendment for which shareowners approval is necessary to comply with New Jersey law or any applicable tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act, and provided, further, no amendment or termination of the Plan shall in any manner adversely affect any Award, or Director Stock Option theretofore granted under the Plan without the consent of the Recipient or Eligible Director, as the case may be.

10.2 RIGHT OF FIRST REFUSAL. The Committee may, from time to time, before or after a grant of any Option, establish such rights of the Company to have the right of first refusal with respect to the sale of any Common Stock acquired pursuant to the Plan.

10.3 THE COMMITTEE. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Board of Directors shall appoint one of the members of the Committee as Chairman. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to writing or approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.



To record the adoption of various amendments to the Plan by the Board of Directors on October 20, 1994, and the shareowners on January 26, 1995, the Company has caused its authorized officers to affix the corporate name hereto.







                                               BERGEN BRUNSWIG CORPORATION



                                               By: /s/
                                                  -----------------------------






                                 EXH 10(g) - Page 14